UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 31, 2020

TENNECO INC.

(Exact name of registrant as specified in its charter)

Delaware	1-12387	76-0515284
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 NORTH FIELD DRIVE, LAKE FOREST, ILLINOIS	60045
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 482-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Voting Common Stock, par value $0.01 per share	TEN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Effective April 1, 2020, Tenneco Inc. (the “Company”) amended and restated (the “Amendment”) the Tenneco Automotive Operating Company Inc. Severance Benefit Plan and Summary Plan Description (the “Plan” ) which was adopted by the Company on July 20, 2018. The Amendment constitutes an amendment, restatement and continuation of the Plan and applies to any termination occurring after March 31, 2020.

The Amendment provides that the cash severance payment and medical subsidy payment to which a participant is entitled under the Plan will be paid in substantially equal installments in accordance with normal payroll practices beginning on the payment date, which is generally the 70th day following the termination date, and continuing during the severance period. The Amendment also provides that participants will not be entitled to severance payments or benefits, including cash severance payments, medical subsidy payments or outplacement services, for periods after the participant obtains “Alternative Employment.”

“Alternative Employment” means employment with an entity other than the Company or certain of its subsidiaries that begins after the participant’s termination date and regardless of whether the employment is comparable in any aspect to the participant’s employment with the Company and its subsidiaries immediately prior to the participant’s termination date, subject to exceptions approved in writing by the administrative committee which consists of the Company’s Chief Executive Officer, Chief Financial Officer and Chief Human Resources Officer.

The Plan provides that payments and benefits are provided under the Plan only in the case of “Covered Termination” which includes a termination for Good Reason. The Amendment modifies the definition of “Good Reason” to provide that an across-the-board reduction of salary for substantially all similarly-situated employees does not constitute a basis for a Good Reason termination under the Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENNECO INC.

Date: April 2, 2020	By:	/s/ Brandon B. Smith
Brandon B. Smith
Senior Vice President, General Counsel and Corporate Secretary